Exhibit 10.1

AGREEMENT AND PLAN OF REORGANIZATION

THIS ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION

(“Agreement”), is made and entered into as of the 5th day of February, 2007, by and between ISPARTA, INC., a Nevada corporation in good standing (hereinafter “ISPARTA”) and DECHAN, INC., a Nevada corporation (hereinafter “DECHAN”). The corporate parties hereto are sometimes hereinafter referred collectively as the “Companies”, or individually as a “Company”.

WHEREAS, ISPARTA desires to acquire from DECHAN, one hundred percent (100%) of the capital stock of DECHAN, outstanding in exchange for authorized but previously un-issued common stock of ISPARTA, per value $0.001 par per share.

WHEREAS, the parties hereto desire to reorganize the management and operations of the consolidated company.

WHEREAS, the parties agree to reorganize ISPARTA pursuant to the Internal Revenue Rule 368 (a)(1) (B)1986, as amended on a stock for stock basis. This reverse merger will treat ISPARTA as the legal entity and DECHAN as the accounting survivor.

NOW, THEREFORE, in consideration of the promises and mutual representations, warranties, and convents herein contained, the parties agree as follows:

ARTICLE 1

ACQUISITION AND EXCHANGE OF

SHARES

SECTION 1.1 Acquisition. The parties hereto agree that this Agreement shall replace and supersede any verbal agreement that the two parties may have discussed in the past year and a half. The parties hereby agree that ISPARTA will acquire 100% of the common stock outstanding in DECHAN. ISPARTA agrees to issue 2,400,000 shares of its treasury shares for 1,500 shares of DECHAN. The 2,400,000 shares of 144 restricted stock represents 81% of the total authorized and issued shares of DECHAN. After the name of the company has been changed back to DECHAN new shares of DECHAN will be issued to the present shareholders of ISPARTA at the time the shares are presented for transfer to Holladay Stock Transfer of Scottsdale Arizona. The parties hereto agree further that the business and management shall be organized and that the corporation named ISPARTA will be changed to DECHAN and shall hereinafter become engaged in the business of DECHAN.

SECTION 1.2 Issuance of Shares

(a)

Upon the Closing of this Agreement, ISPARTA shall cause to be issued and delivered to   DECHAN, stock certificates representing 2,400,000 shares of ISPARTA, par value 0.001 per share

(b)

The shares of ISPARTA Common Stock to be issued hereunder shall be authorized but previously un-issued shares of ISPARTA Common Stock shall be issued directly to and in the name of the shareholders of DECHAN.

(c)

All shares of ISPARTA Common Stock to be issued hereunder are deemed “restricted securities” as defined by Rule 144 of the Securities Act of 1933, as amended (“the 1933 Act”), and DECHAN shall represent that they are acquiring said shares for investment purposes only and without the intent to make a further distribution of the shares until such time as appropriate regulatory approval for any such distribution has been properly obtained. All shares of ISPARTA Common Stock to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the 1933 Act, under Section 4 (2) of the 1933 Act and the rules and regulations promulgated there under.

SECTION 1.3 Closing. The closing of this Agreement and the transactions contemplated hereby (the “Closing”) shall take place on or before 5th February, 2007, at a time and place to be mutually agreed upon by the parties hereto, and shall be subject to the provisions of ARTICLE X of this Agreement. At the closing:

(a)

DECHAN shall cause to be delivered to ISPARTA fully executed instruments of conveyance which when executed and delivered to ISPARTA shall immediately convey and transfer to ISPARTA, all of the common stock of DECHAN (1,500 shares).

(b)

ISPARTA shall deliver to DECHAN certificates representing an aggregate of 2,400,000 shares of ISPARTA common stock and which certificated shall bear a standard restrictive legend in the form customarily used with restricted securities.

(c)

ISPARTA shall deliver an Officer’s Certificate as described in Sections 9.1 and 9.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by DECHAN are true and correct as of, or have been fully performed and complied with by, the Closing Date and:

(d)

ISPARTA shall deliver an Officer’s Certificate as described in Sections 8.1 and 8.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by DECHAN are true and correct as of, or have been fully performed and complied with by, the Closing Date.

SECTION 1.4 DECHAN Special Meeting of Shareholders. In anticipation of this Agreement, DECHAN, shall hold a Special Meeting of Shareholders in lieu of the Annual Meeting of Shareholders on February 4th, 2007, in order to transact certain business related to the ratification of this Agreement, including, but not limited to (I) ratification of a proposal to amend the Articles of Incorporation of ISPARTA authorizing the recapitalization of the number of shares authorized at 50,000,000 at a par value of $0.001 per share.

SECTION 1.5 Consumption of Transaction. If, at the Closing, no conditions exist which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transaction herein contemplated shall be consummated upon such date and then and thereupon DECHAN will file the necessary documents that may be required by the State of Nevada.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF ISPARTA

ISPARTA (DECHAN) hereby represents warrants and agrees that:

SECTION 2.1 Organization of ISPARTA (DECHAN). ISPARTA (DECHAN) is a Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is duly qualified and will be in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. ISPARTA (DECHAN) has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of ISPARTA (DECHAN), enforceable against ISPARTA (DECHAN) in accordance with its respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

SECTION 2.2 Capitalization of ISPARTA. The authorized capital stock of ISPARTA at closing will consist of 50,000,000 shares of Common Stock, par value $0.001 per share, of which 3,000,000 shares are presently issued and outstanding. All issued and outstanding shares of common stock of ISPARTA have been duly authorized and validly issued and are fully paid and non assessable. There are no options, warrants, rights, calls, commitments, or agreements of any character obligating ISPARTA to issue any shares of its capital stock or any security representing the right to purchase or otherwise arrive any such stock. Shares of ISPARTA Common Stock to be issued pursuant to this Agreement, when so issued, will be duly authorized, validly issued, fully paid and non-assessable.

SECTION 2.3 Charter-Documents. Complete and correct Copies of the Articles of Incorporation and Bylaws of ISPARTA and all amendments thereto, have been or will be delivered to DECHAN prior to the Closing and certified copies of the DECHAN Articles of Incorporation and Bylaws are hereto made a part of the Information Statement as Exhibits B and C.

SECTION 2.4 Financial Sacraments. ISPARTA’S certified financial statements for the period ending December 31, 2006 (Audited) a copy of which is annexed hereto as Exhibit F and made a part of the Information Statement by this reference made a part hereof, are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present, in accordance with generally accepted accounting principles, the financial conditions of ISPARTA, and results of its operations for the periods covered thereby. Except as otherwise disclosed to DECHAN in writing and as set forth herein, there has been no material adverse change in the business operations, assets, properties, prospects of condition (financial or otherwise) of ISPARTA taken as a whole from that reflected in the financial statements referred to in this Section 2.4, of which DECHAN based its decision to enter into this Agreement.

SECTION 2.5 Absence of Certain Charges of Events. Since the date of the ISPARTA financial report for the period ending December 31st, 2006 and except as disclosed otherwise herein. ISPARTA has not issued or sold any promissory note, stock, bond, option or other corporate security of which it was an issuer or other obligor, (ii) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, direct or indirect, (iii) incurred or suffered to be incurred any liability or obligation whatsoever, (iv) caused or permitted any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, (v) declared or made any dividend, payment or distribution to stock holders or purchased or redeemed or agreed to purchase or redeem any shares of its capital stock, (vi) reclassified its shares of capital stock, or (vii) entered into any agreement or transaction except in connection with the execution and performance of this Agreement.

SECTION 2.6 Assets and Liabilities. ISPARTA has a good and marketable title to all of its assets and DECHAN property, free and clear of any and all liens, claims and encumbrances, except as may be otherwise explicitly set forth herein. As of date hereon, ISPARTA does not have any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due, that are not fully reflected in the ISPARTA Balance Sheet dated December 31st, 2006 except as may be explicitly set forth herein.

SECTION 2.7 Tax Returns and Payments. All of ISPARTA’S tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority. ISPARTA has paid all taxes to be one on said returns, any assessments made against ISPARTA and all other taxes, fees and similar charges imposed on ISPARTA by any governmental authority (other then those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges.

SECTION 2.8 Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by ISPARTA or the consummation by it of the transactions contemplated hereby.

SECTION 2.9 Compliance with Law and Government Regulations. ISPARTA is incompliance with and is not in violation of applicable federal, state, local or foreign statutes, laws and regulations (including with limitation, any applicable building zoning or other law, ordinance or regulation) affecting is properties or the operation of its business.

SECTION 2.10 Litigation. There is no litigation, arbitration, proceeding or investigation pending or threatened to which ISPARTA is a party or which may result in any material change in the business or condition, financial or otherwise, of ISPARTA or in any of its properties or assets, or which might result in any liability on the part of ISPARTA or which questions the validity of this Agreement or, of any action taken pursuant to be in connection with the provisions of this Agreement, and to the best knowledge of ISPARTA, there is no basis for any such litigation, arbitration, proceeding or investigation.

SECTION 2.11 Investigation of Financial Condition. In addition to making available for review by DECHAN all financial statements, books and records of ISPARTA, and without in any manner reducing or otherwise mitigating the represents contained herein, DECHAN shall have the opportunity to meet with ISPARTA’S accountant and attorneys to discuss the financial condition of ISPARTA and to make whatever further independent investigation deemed necessary and prudent.

SECTION 2.12 Governmental Consent. No consent, approval, authorization or order of, or registration qualification, designation, declaration or filing with, any governmental authority on the part of ISPARTA is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby.

SECTION 2.13 Authority. ISPARTA and its Board of Directors shall have approved this Agreement and the transactions contemplated hereby prior to the Closing and duly authorized the execution and delivery hereof. ISPARTA has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.

SECTION 2.14 Full Disclosure. None of the representations and warranties made by ISPARTA herein, or any Exhibit, certificate or memorandums furnished or to be furnished by ISPARTA on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

ARTICLE III

COVENANTS OF ISPARTA

SECTION 3.1 Conduct Prior to the Closing. Between the date hereof and the Closing:

(a)

ISPARTA will not enter into any agreement, contract or commitment, whether written or oral, or engage in any transaction, without the knowledge and prior written consent of DECHAN;

(b)

ISPARTA will not declare any dividends or distributions with respect to its capital stock or amend its Articles of Incorporation or Bylaws, without the prior written consent of DECHAN;

(c)

ISPARTA will not authorize, issue, sell, purchase or redeem any shares of its capital stock with the prior written consent of DECHAN;

(d)

ISPARTA will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish information to DECHAN in connection with any such requirements imposed upon the parties hereto in connection therewith;

(e)

ISPARTA will not incur any indebtedness for money borrowed, or issue or sell any debt securities. Incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties of assets, acquire or dispose of fixed assets, change employment terms, enter into any material or long term contract, guarantee obligations of any third party. Settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction other than in the regular course of business, except to comply with the terms of this Agreement, without the consent of DECHAN;

(f)

ISPARTA shall grant to DECHAN and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to DECHAN and representatives all information relating to ISPARTA as DECHAN, may reasonably request; and except for the transactions contemplated by this Agreement. ISPARTA, will conduct its business in the normal course, and shall not sell, pledge or assign its assets without the prior written consent of DECHAN.

SECTION 3.2 Affirmative Covenants. Prior to Closing ISPARTA will do the following:

(a)

Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all the conditions contained in this Agreement;

(b)

Call for and properly hold a meeting of its Board of Directors for the purpose of conducting the business and ratifying those proposals as set forth in Section 1.4 above;

(c)

Promptly notify DECHAN in writing of any material adverse change in the financial condition, business, operations or key personnel of ISPARTA, any breach of its representations or warranties contained herein, and any material contract agreement, license of other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in an Exhibit annexed hereto and made a part hereof, and

(d)

Reserve, and promptly after the Closing, issue and deliver to DECHAN or its designees the number of shares of ISPARTA Common Stock required hereunder.

ARTICLE IV

REPRESENTAIONS AND WARRANTIES OF DECHAN

DECHAN herby represents, warrants and agrees that:

SECTION 4.1 Organization of DECHAN. DECHAN is a Nevada corporation fully organized, validly existing and in good standing.

SECTION 4.2 Charter Documents. Complete and correct copies of the Articles of Incorporation and Bylaws of DECHAN and its affiliates and all amendments thereto, have been or will be delivered to ISPARTA prior to Closing.

SECTION 4.3 Financial Statement / Assets and Liabilities. DECHAN has a good and marketable title to all of the assets to be transferred and delivered to ISPARTA hereunder free and clear of any and all liens, claims and encumbrances, except as may be otherwise set forth herein and in its financial statements and further set forth in Exhibit 4.3 annexed hereto and by this reference made part hereof.

SECTION 4.4 Tax Returns and Payments. All of DECHAN’S tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority. DECHAN has paid all taxes to be one on said returns, any assessments made against DECHAN and all other taxes, fees and similar charges imposed on DECHAN by any governmental authority (other then those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges.

SECTION 4.5 Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by DECHAN or the consummation by it of the transactions contemplated hereby.

SECTION 4.6 Compliance with Law and Government Regulations. DECHAN is incompliance with  all applicable statues, regulations, decrees, orders, restrictions, guidelines and standards whether mandatory or voluntary affecting its properties and operations, imposed by the United States of America, and any state or foreign country or government to which DECHAN is subject.

SECTION 4.7 Litigation. There is no litigation, arbitration, proceeding or investigation pending or threatened to which DECHAN is a party or which may result in any material change in the business or condition, financial or otherwise, of DECHAN or in any of its properties or assets, or which might result in any liability on the part of DECHAN or which questions the validity of this Agreement or, of any action taken pursuant to be in connection with the provisions of this Agreement, and to the best knowledge of DECHAN, there is no basis for any such litigation, arbitration, proceeding or investigation.

SECTION 4.8 Investigation of Financial Condition. In addition to making available for review by ISPARTA all financial statements, books and records of DECHAN, and without in any manner reducing or otherwise mitigating the represents contained herein, ISPARTA shall have the opportunity to meet with DECHAN’S accountants and attorneys to discuss the financial condition of DECHAN and to make whatever further independent investigation deemed necessary and prudent.

SECTION 4.9 Governmental Consent. No consent, approval, authorization or order of, or registration qualification, designation, declaration or filing with, any governmental authority on the part of DECHAN is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby.

SECTION 4.10 Authority. DECHAN and its shareholders shall have approved this Agreement and the transactions contemplated hereby prior to the Closing and duly authorized the execution and delivery hereof. DECHAN has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. Those persons executing this Agreement represents that they have received the authority to act on behalf of and for the shareholders of DECHAN and that in the event additional shareholders approvals are required, such approvals will be obtained at the next scheduled Annual Meeting of DECHAN shareholders.

SECTION 4.11 Investment Purpose. DECHAN hereby represents that it is acquiring the shares of ISPARTA Common Stock to be issued hereunder for investment purposes only and not with a view for further distribution or resale. DECHAN further represents and acknowledges that the ISPARTA shares issued hereunder are “restricted securities” and may not be sold, traded or otherwise transferred without registration under the 1933 Act or exemption there from. DECHAN further represents that in the even it decides to distribute to its shareholders the ISPARTA shares to be acquired hereby, either in part or in whole, DECHAN will make all necessary and requisite filing with the appropriate state and federal agencies to register such distribution under the applicable securities laws.

SECTION 4.12 Full Disclosure. None of the representations and warranties made by DECHAN herein, or any Exhibit, certificate or memorandums furnished or to be furnished by DECHAN on its behalf contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

ARTICLE V

COVENANTS OF DECHAN

SECTION 3.1 Conduct Prior to the Closing. Between the date hereof and the Closing:

(a)

DECHAN will not enter into any material agreement, contract or commitment, whether written or oral, or engage in any transaction, without the knowledge and prior written consent of ISPARTA;

(b)

DECHAN will not declare any dividends or distributions with respect to its capital stock or amend its Articles of Incorporation or Bylaws, without the prior written consent of ISPARTA;

(c)

Except within the regular course of business, DECHAN will not incur any indebtedness for money borrowed or issue to sell any debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, without prior written consent of ISPARTA;

(d)

DECHAN will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish information to ISPARTA in connection with any such requirements imposed upon the parties hereto in connection therewith; and

(e)

DECHAN shall grant to ISPARTA and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to ISPARTA and representatives all information relating to DECHAN as ISPARTA, may reasonably request.

SECTION 3.2 Affirmative Covenants. Prior to Closing ISPARTA will do the following:

(a)

Obtained the approval of its Board of Directors and shareholders to proceed with this Agreement and obtain any further shareholder approvals, which may be required, at the next scheduled annual meeting of DECHAN shareholders;

(b)

Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all the conditions contained in this Agreement; and

(c)

Promptly notify ISPARTA in writing of any material adverse change in the financial condition, business, operations or key personnel of DECHAN, any breach of its representations or warranties contained herein, and any material contract agreement, license of other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement.

ARTICLE VII

CONDITIONS TO OBLIGATIONS OF THE PARTIES

The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of the following conditions:

Section 6.1 Expenses. Whether or not the transactions contemplated in the Agreement are consummated, all cost and expenses incurred in connection with this Agreement and that transactions contemplated hereby shall be paid by DECHAN.

Section 6.2 Brokers and Finders. Each of the parties hereto represents, as to itself, that with the exception of the consideration and additional shares of ISPARTA Common Stock to be issued pursuant to this agreement.

Section 6.3 Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the events at any time after the Closing, any further action is necessary, or desirable to carry out the purpose of this Agreement, the proper officers and/or directors of ISPARTA or DECHAN as the case my be, shall take all such necessary action.

Section 6.4 Indemnifications. Each party to this Agreement hereby agrees to defend and hold the other party harmless against and in respect of  any and all claims, demands, losses, including interest, penalties, and reasonable attorney fees, that they shall incur or suffer, which arise out of, resulting from or relating to any material breach of, or failure by the party to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any Exhibit or other instrument furnished or to be furnished by the party under this Agreement.

ARTICLE VII

CONDITIONS TO OBLIGATIONS OF THE PARTIES

The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of the following conditions:

Section 7.1 Legal Actions. No preliminary or permanent injunction or other order by any federal or state court which prevents the consummation of this Agreement or any of the transactions contemplated by this Agreement shall have been issued and remain in effect.

ARTICLE VIII

CONDITIONS PRECEDENT TO OBLIGATIONS OF DECHAN

All obligations of DECHAN under this Agreement are subject to the fulfillment and satisfaction by DECHAN prior to or at the time of the Closing, of each of the following conditions, any one or more which my be waived by ISPARTA.

Section 8.1 Representations and Warranties True at the Closing. All representations and warranties of DECHAN contained in this Agreement will be true and correct at and  as of the time of the Closing, and DECHAN shall have delivered to ISPARTA a certificate, dated the date of the Closing, to such effect and in the form and substance satisfactory to ISPARTA, and signed, in the case of DECHAN, by its president and secretary.

Section 8.2 Performance. The obligations of DECHAN to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed ay such time, and DECHAN shall have delivered to ISPARTA a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to ISPARTA.

Section 8.3 Authority. All actions required to be taken by, or on the part of DECHAN and its shareholders, if required, to authorize the execution, delivery and performance of this Agreement by DECHAN and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

Section 8.4 Absence of Certain Changes or Events. There shall not have occurred since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of DECHAN or any event or condition of any character adversely affecting DECHAN, and it shall have delivered to ISPARTA, certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to ISPARTA and signed, in the case of DECHAN, by its president and secretary.

ARTICLE IX

CONDITIONS PRECEDENT TO OBLIGATIONS OF ISPARTA

All obligations of ISPARTA under this Agreement are subject to the fulfillment and satisfaction by ISPARTA prior to or at the time of the Closing, of each of the following conditions, any one or more which may be waived by DECHAN.

Section 8.1 Representations and Warranties True at the Closing. All representations and warranties of ISPARTA contained in this Agreement will be true and correct at and as of the time of the Closing, and ISPARTA shall have delivered to ISPARTA a certificate, dated the date of the Closing, to such effect and in the form and substance satisfactory to DECHAN, and signed, in the case of ISPARTA, by its president and secretary.

Section 8.2 Performance. The obligations of ISPARTA to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed ay such time, and ISPARTA shall have delivered to DECHAN a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to DECHAN and signed in the case of ISPARTA by its president and secretary..

Section 8.3 Authority. All actions required to be taken by, or on the part of ISPARTA to authorize the execution, delivery and performance of this Agreement by ISPARTA and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

Section 8.4 Absence of Certain Changes or Events. There shall not have occurred since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of ISPARTA or any event or condition of any character adversely affecting ISPARTA, and it shall have delivered to DECHAN, certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to DECHAN and signed, in the case of ISPARTA, by its president and secretary.

ARTICLE X

TERMINATION

Section 10.1 Termination. Not withstanding anything herein or elsewhere to the contrary this Agreement may be terminated:

(a)

By mutual agreement of the parties hereto at any time prior to Closing;

(b)

By the Board of Directors of ISPARTA at any time prior to the Closing of the event:

(I)

A condition to performance by ISPARTA under this Agreement or a covenant of DECHAN contained herein shall not be fulfilled on or before the time of the Closing or at such other time and date specified for the fulfillment for such covenant or condition; or

(II)

A material default or breach of this Agreement shall by made by DECHAN; or

(III)

The Closing shall not have taken place on or prior to February 5th, 2007.

Section 10.2 Effect of Termination. If this Agreement is terminated except as to Sections 11.1 and 11.2, shall no longer be of any force or effect and there shall be no liability on the part or any party or its respective directors, officers or stockholders; provided however, that in the case of a Termination without cause by a party at a Termination pursuant to Sections 10.1 (b) or 10.2 (c) (I) hereof because of a prior national default under or a material breach of this Agreement by another party, the damages which the aggrieved party or parties may recover from the donation party or partied shall in no event exceed the amount of out-of-pocket costs and expenses incurred by such aggravated party or parties in connection with this Agreement.

Section 10.3 Rescission. In the event, prior to February 5th, 2007, DECHAN fails to obtain any and all consents and/or approvals that may be required from the DECHAN shareholders for the approval and ratification of this Agreement, then this Agreement shall be rescinded and become null and void with the result that all shares of ISPARTA Common Stock issued to DECHAN hereunder are to be deemed canceled and no longer outstanding on the transfer records of ISPARTA and that those assets set forth in  financial statement hereto shall be retuned to DECHAN.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Cost and Expense. All cost and expenses incurred in connection with this Agreement will be paid by DECHAN. In the event of any Termination of this Agreement pursuant to Section 10.1 or 10.3, subject to the provisions of Section 11.2, DECHAN and ISPARTA will each bear their own respective expenses.

Section 11.2 Extension of Time: Waivers. At any time prior to the Closing date:

(a)

ISPARTA may (i) extend the time for the performance of any of the obligations or other acts of DECHAN (ii) waive any inaccuracies in the representations and warranties of DECHAN contained herein or in any document delivered pursuant hereto by DECHAN and (iii) waive compliance with any of the agreements on the part of ISPARTA to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of ISPARTA.

(b)

DECHAN may (i) extend the time for the performance of any of the obligations or other acts of ISPARTA (ii) waive any inaccuracies in the representations and warranties of DECHAN contained herein or in any document delivered pursuant hereto by ISPARTA and (iii) waive compliance with any of the agreements on the part of DECHAN to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of DECHAN.

Section 11.3 Notices. Any notice to any party hereto pursuant to this agreement shall be given to Certified or Registered Mail, addressed as follows:

DECHAN, INC.

4322 Flaming Ridge Trail

Las Vegas, NV 89147

ISPARTA, INC.

9116 Covered Wagon Ave.

Las Vegas, NV 89117

Additional notices are to be given to each party, at such other address, should be designated in writing and comply as to delivery within the terms of this Section 11.3. All such notices shall be effective when sent, addressed as aforesaid.

Section 11.4 Parties of Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and designees. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

Section 11.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together shall constitute one document. The delivery by facsimile or E-mail of an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.

Section 11.6 Severability. The parties hereto agree and affirm that none of the provisions herein is dependent upon the validity of any other provisions, and if any part of this Agreement is deemed to be unenforceable, the remainder of the Agreement shall remain in full force and effect.

Section 11.7 Headings. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement.

Section 11.8 Government Law. This Agreement shall be governed by the laws of the State of Nevada. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction in the State of Nevada and in no other place.

Section 11.9 Survival of Representations and Warranties. All terms, conditions, representations and warranties sat forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing and the delivery of the shares of ISPARTA Common Stock transferred hereunder at the Closing, regardless of any investigation made by or on behalf of any of the parties hereto.

Section 11.10 Assignability. This Agreement shall not be assignable by any of the parties hereto with the prior written consent of the other parties.

Section 11.11 Amendment. This Agreement may be amended with the approval of the Boards of Directors of ISPARTA and DECHAN at any time before of after approval thereof by directors of ISPARTA, if required, and DECHAN; but after such approval by the ISPARTA directors, no amendment shall be made which substantially and adversely changes the terms hereof. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acquisition Agreement in a manner legally binding upon them as of the date first above written.

“ISPARTA”
ISPARTA, INC.	ATTEST:

BY: /s/ Donald Bradley	BY: /s/ Jeff Bradley
Its President	Secretary

DECHAN, INC.	ATTEST:

BY: /s/	BY: /s/
Its President	Secretary